Exhibit 99.2 SECOND QUARTER 2022 INVESTOR PRESENTATION NEO:CCHW | CSE:CCHW | OTCQX:CCHWF | FSE:3LP August 2022

2 DISCLAIMER AND FORWARD-LOOKING STATEMENTS Disclaimer Columbia Care Inc. (the “Company” or “Columbia Care”) derives a substantial portion of its revenues from the cannabis industry in certain U.S. states, which industry is illegal under U.S. federal Law. Columbia Care is directly involved in both the adult-use and medical cannabis industry in the states of Arizona, California, Colorado, Illinois, Massachusetts and New Jersey, and in the medical cannabis industry in the states of Delaware, Florida, Maryland, Missouri, New York, Ohio, Pennsylvania, the District of Columbia, Utah, Virginia, and West Virginia, which states have regulated such industries. The cultivation, processing, sale and use of cannabis are illegal under federal law pursuant to the U.S. Controlled Substance Act of 1970 (the “CSA”). Under the CSA, the policies and regulations of the United States Federal Government and its agencies are that cannabis has no medical benefit and a range of activities, including cultivation and the personal use of cannabis, are prohibited. The Supremacy Clause of the United States Constitution establishes that the United States Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply. Until 2018, the federal government provided guidance to federal law enforcement agencies and banking institutions through a series of United States Department of Justice (“DOJ”) memoranda. The most recent such memorandum was drafted by former Deputy Attorney General James Cole in 2013 (the “Cole Memo”). On January 4, 2018, former U.S. Attorney General Jeff Sessions issued a memorandum to U.S. district attorneys that rescinded previous guidance from the U.S. Department of Justice specific to cannabis enforcement in the United States, including the Cole Memo (as defined herein). The former Attorneys General who succeeded former Attorney General Sessions following his resignation did not provide a clear policy directive for the United States as it pertains to state-legal marijuana-related activities. President Joseph R. Biden was sworn in as the 46th President of the U.S. on January 20, 2021. President Biden nominated Merrick Garland to serve as Attorney General in his administration, and he was confirmed on March 10, 2021. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland will re-adopt the Cole Memorandum or announce a substantive marijuana enforcement policy. Attorney General Garland stated at a confirmation hearing before the United States Senate that “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use.” Attorney General Garland reiterated this view at a Senate Appropriations subcommittee hearing on April 26, 2022. Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of marijuana will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to marijuana (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law. Currently, in the absence of uniform federal guidance, as had been established by the Cole memorandum, enforcement priorities are determined by respective United States Attorneys. Columbia Care makes no medical or treatment claims about our products, implied or otherwise, and each patient should consult their treating physician, explore all options, and discuss their personal health to determine whether he or she may be a potential candidate for medical marijuana or other cannabis-derived products. Our products have not been evaluated by the Food and Drug Administration (“FDA”). In addition, our products have not been approved by the FDA to diagnose, treat, cure, or prevent any disease. In addition, we have not conducted clinical trials for the use of our products. Any references to quality, consistency, efficacy and safety of our products are not intended to imply that such claims have been verified in clinical trials. Non-GAAP Financial Measures In this presentation, Columbia Care refers to certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Adjusted Gross Margin. These measures do not have any standardized meaning in accordance with U.S. GAAP and may not be comparable to similar measures presented by other companies. Columbia Care considers certain non-GAAP measures to be meaningful indicators of the performance of its business. A reconciliation of such non-GAAP financial measures to their nearest comparable GAAP measure is included in this presentation and a further discussion of some of these items is contained in the Company’s Form 10-Q for the three months ended June 30, 2022. Cautionary Note Regarding Securities Laws This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Columbia Care, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Risk Factors For a detailed description of risk factors associated with Columbia Care, refer to the “Risk Factors” section in Columbia Care’s Form 10-K for the year ended December 31, 2021, and in Columbia Care’s Form 10 dated May 9, 2022, which are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

3 DISCLAIMER AND FORWARD-LOOKING STATEMENTS Caution Concerning Forward-Looking Statements This presentation contains certain statements that constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Statements concerning Columbia Care’s objectives, goals, strategies, priorities, intentions, plans, beliefs, expectations and estimates, and the business, operations, financial performance and condition of Columbia Care are forward-looking statements. The words “believe”, “expect”, “anticipate”, “estimate”, “intend”, “may”, “will”, “would”, “could”, “should”, “continue”, “plan”, “goal”, “objective”, and similar expressions and the negative of such expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain material factors and assumptions were applied in providing these forward-looking statements. Forward-looking information involves numerous assumptions, including assumptions on the satisfaction of the conditions precedent to the closing of the Cresco transaction; the receipt of any necessary regulatory approvals in connection with Cresco transaction; the impact of the Cresco transaction on the Company’s current and future operations, financial condition and prospects; the value of the Cresco Labs shares; the costs of the Cresco transaction and potential payment of a termination fee in connection with the Cresco transaction; the ability to successfully integrate with the operations of Cresco Labs and realize the expected benefits of the Cresco transaction; the fact that marijuana remains illegal under federal law; the application of anti-money laundering laws and regulations to the Company; legal, regulatory or political change to the cannabis industry; access to the services of banks; access to public and private capital; unfavorable publicity or consumer perception of the cannabis industry; expansion into the adult-use markets; the impact of laws, regulations and guidelines; the impact of Section 280E of the Internal Revenue Code; the impact of state laws pertaining to the cannabis industry; the Company’s reliance on key inputs, suppliers and skilled labor; the difficulty of forecasting the Company’s sales; constraints on marketing products; potential cyber-attacks and security breaches; net operating loss and other tax attribute limitations; the impact of changes in tax laws; the volatility of the market price of the Common Shares; reliance on management; litigation; future results and financial projections; and the impact of global financial conditions and disease outbreaks; as well as those risk factors discussed under “Risk Factors” in Columbia Care’s Form 10 dated May 9, 2022, filed with the applicable securities regulatory authorities and described from time to time in other documents filed by the Company with Canadian and U.S. securities regulatory authorities. The purpose of forward-looking statements is to provide the reader with a description of management's expectations, and such forward-looking statements may not be appropriate for any other purpose. In particular, but without limiting the foregoing, disclosure in this presentation as well as statements regarding the Company's objectives, plans and goals, including future operating results and economic performance may make reference to or involve forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. A number of factors could cause actual events, performance or results to differ materially from what is projected in the forward-looking statements. No undue reliance should be placed on forward-looking statements contained in this presentation. Such forward-looking statements are made as of the date of this presentation. Columbia Care undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company's forward-looking statements are expressly qualified in their entirety by this cautionary statement. This presentation contains future-oriented financial information and financial outlook information (collectively, FOFI ) about Columbia Care’s revenue, gross margins and adjusted EBITDA, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraph. FOFI contained in this document was approved by management as of the date of this document and was provided for the purpose of providing further information about Columbia Care’s future business operations. Columbia Care disclaims any intention or obligation to update or revise any FOFI contained in this document, whether because of new information, future events or otherwise, unless required pursuant to applicable law. Readers are cautioned that the FOFI contained in this document should not be used for purposes other than for which it is disclosed herein.

4 4 COMPANY OVERVIEW Building Scale, Improving Efficiency and Growing Profitability Across Strategic National Platform 32 18 $36B+ 99 (1) US Cultivation & Jurisdictions in 2026 TAM in Licensed US Retail Locations (1) (2) Manufacturing Facilities US & Europe US States 18% +2M 150+ $130M YoY Topline Revenue Sqft Cultivation & Acres Outdoor Q2 2022 Revenue (3) (3) Growth Production Capacity Cultivation Capacity Increased footprint and profitability since reported results of Q2 2019, which included: 43% $55M▪ 63 facilities (retail & cultivation) in 15 jurisdictions Q2 2022 Adj. Gross Q2 2022 Adj. Gross Profit ▪ ~550,000sqft cultivation & production capacity Margin (4) ▪ $19.3M in Revenue, $5.2M in Gross Profit and 27% Gross Margin 1) Pro forma facilities either open or under development; includes facilities where Columbia Care provides consultative services pursuant to the terms of a management services arrangement 2) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, company estimates 3) Total capacity under existing licenses - additional development may be required to achieve 4) Excluding changes in fair value of biological assets and inventory sold, under IFRS. See Q2 2019 Results.

5 5 VERTICAL INTEGRATION ON NATIONAL SCALE PENNSYLVANIA NEW YORK MASSACHUSETTS 1 3 2 8 1 3 Vertically Integrated UTAH COLORADO OHIO from Coast to Coast 1 5 26 1 5 NEW JERSEY 2 3 Wholesale Distribution in 14 Markets DELAWARE 1 3 MARYLAND 32 Cultivation and MISSOURI ILLINOIS WEST VIRGINIA 2 4 Manufacturing 1 1 1 2 1 5 Facilities WASHINGTON DC 2 1 CALIFORNIA ARIZONA FLORIDA 2 6 2 2 4 14 99 Retail Locations* VIRGINIA (84 Active / 15 In Development) 12 2 Locations in development in 2022: VA - 8, WV - 1, NY - 4, NJ - 1, MD - 1 In Development Operational Wholesale Cultivation and Manufacturing Retail Locations * Open or under development; includes facilities where Columbia Care provides consultative services pursuant to the terms of a management services arrangement; as of August 15, 2022

6 6 ONE OF THE MOST STRATEGICALLY POSITIONED MSOs (1) Addressable market is >53% of the U.S. population with significant upside potential (2) Columbia Care U.S. Footprint Columbia Care Addressable Market Pursuit Activity Adult Use Anticipated Medical Only State Population (M) Est 2022 Sales (US$M) Est 2026 Sales (US$M) Status Licenses Adult Use & Medical Pursuit Activity California 39.6 Both Unlimited $ 4,188.2 $ 6,547.5 Florida 21.3 $ 2,318.8 $ 3,356.9 Medical Limited Colorado 5.7 $ 2,124.6 $ 2,395.0 Both Unlimited Illinois 12.7 Both Limited $ 2,048.4 $ 2,545.2 Massachusetts 6.9 $ 1,845.3 $ 2,343.8 Both Limited Pennsylvania 12.8 Medical Limited $ 1,607.7 $ 2,197.8 $36B+ Arizona 7.2 $ 1,485.9 $ 1,838.6 Both Limited Projected 2026 TAM in Licensed US (2) New Jersey 8.9 $ 792.2 $ 3,000.0 Both Limited (2) States Maryland 6 Medical Limited $ 609.6 $ 1,275.1 Ohio 11.7 $ 507.5 $ 1,374.8 Medical Limited (3) Missouri 6.1 $ 361.4 $ 934.9 Medical Limited (2) New York 19.5 Both* Limited $ 189.2 $ 5,000.0 Conversion to Medical and Adult-Use Offers Significant Upside Utah 3.2 $ 132.3 $ 311.7 Medical Limited ▪ Columbia Care has experienced 3x-4x top-line revenue growth in states that (2) Virginia 8.5 Both* Limited $ 78.5 $ 3,000.0 have already converted from medical-only to medical and adult-use Washington DC 0.7 $ 64.2 $ 237.0 Medical Limited ▪ Adult-use sales launched in New Jersey in April 2022 and are expected in Delaware 1 $ 42.3 $ 132.9 Medical Limited New York in 2023 and Virginia in 2024 West Virginia 1.8 $ 18.1 $ 51.8 Medical Limited ▪ Columbia Care’s expansive footprint is well positioned for the anticipated *Adult-use sales pending conversion of additional markets TOTAL 173.6 $ 18,414.2 $ 36,543.0 1) US Census Bureau, Company estimates, Gallup poll, as of Nov 2020 2) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, company estimates 3) Consultative services provided pursuant to terms of a management services arrangement

7 Q2 2022 BUSINESS HIGHLIGHTS Improving efficiencies and scaling across national portfolio Revenue +5% QoQ and +18% YoY driven by outperformance in select markets and strong 1 momentum in retail and wholesale revenues 16 out of 17 markets were EBITDA positive during the quarter; 12 out of 17 markets showed a 2 sequential improvement in gross margin Performance Opened 1 and rebranded 2 locations to our award- Highlights winning Cannabist retail experience and experienced sequential increases in retail revenue, 3 same-store sales and revenue per square foot Generated Revenue of $130 Continued to drive operational improvements and million, 43% Adj. Gross Margin adherence to national cultivation SOPs, leading to (1) an increase in yield of ~10g per sqft in finished 4 and Adjusted EBITDA of $12 flower across the cultivation portfolio in Q2 million Improvement of retail share of internal brand sales; Columbia Care flower brands now represent 69% of 5 sales in own dispensaries 1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP figures

8 REVENUE AND GROSS MARGIN EXPANSION From Q2 2020 to Q2 2022, Columbia Care has averaged ~18% sequential revenue growth and increased Adj. Gross Margin by ~650 basis points $160.0 60% $140.0 50% 49% 46% 43% 45% 43% $120.0 40% 42% Q2 2022 Adj. 40% $139 39% $130 $100.0 Gross Profit of 36% $123 $132 $55M $80.0 30% $110 Q2 2022 Adj. $60.0 Gross Margin of $93 20% 43% $82 $40.0 $54 10% $20.0 $33 $0.0 0% Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 Note: For the first six months of 2021, revenue includes Ohio dispensary operations prior to close of the CannAscend transaction

9 PROFITABILITY TRENDS BY MARKET Profitability metrics throughout national portfolio Top 5 Markets by Revenue Top 5 Markets by Adj. Gross Margin Top 5 Markets by Adj. EBITDA Top 5 Markets by Adj. EBITDA Margin Q2 2022 Q2 2022 Q2 2022 Q2 2022 Maryland Delaware Delaware California 54% 62% 69% 49% Maryland Massachusetts Maryland Colorado Of Total Revenue for Average Q2 2022 Adj. Of Total Adj. EBITDA Average Q2 2022 Adj. Ohio New Jersey New Jersey Massachusetts Q2 2022 Gross Margin for Q2 2022 EBITDA Margin Virginia Pennsylvania Virginia Pennsylvania Virginia West Virginia West Virginia Virginia Note: Markets listed alphabetically Average Adj. Gross Margin* by Length of Market Operations Margin Improvement Highlights 73% 70% 68% ✓ Utah, Missouri, Virginia, West Virginia – newest markets open <15 Months are ramping, with Virginia and West Virginia already top 5 markets by Adj. GM 57% ✓ New Jersey – adult-use ramping, 1 retail location under development and Vineland II 51% 49% 48%45% cultivation site operationalized, adding additional cultivation square footage to the portfolio 46% 45% 45% 43% 41% 41% 43% 43% 40% ✓ Florida – continued scale and yield improvements and discounting discipline drove 37% 35% sequential improvement in basket size ✓ California – cultivation upgrades to increase yield, efficiency and quality of product in light of wholesale market softness and pricing pressure are nearly complete 16% ✓ Colorado – cultivation improvements to increase yields, quality and utilization of manufacturing capacity; introduction of in-house brands subsequent to quarter end ✓ Pennsylvania – additional cultivation capacity and bringing in-house brands into market to improve margin and generate additional wholesale opportunities Overall 24+ Months 15-24 Months <15 Months Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 * Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $1.4 million in Q3 2021and Q2 2021 and $0.1 million in Q1 2021 related to the mark-up of inventory acquired in acquisitions

10 GROWTH TRAJECTORY & 2022 CATALYSTS 46% 45% 140,000 50 43% 45 38% 120,000 40 117,506 27% 100,000 35 77,445 30 80,000 25 CapEx spend on purpose-built 60,000 20 42,885 infrastructure generates returns as 15 CAPEX spend continues to generate 40,000 29,511 29,162 markets come online and assets 10 returns as infrastructure comes online 20,000 begin to generate revenue. 5 in operational markets, driving increasing gross margin 0 0 FY 2019 FY 2020 FY 2021 Q1 2022 Q2 2022 $Th % CAPEX Adj. Gross Margin* % *Excludes changes in fair value of biological assets and inventory sold for all periods presented, including $1.4 million in Q3 2021 and Q2 2021 and $0.1 million in Q1 2021 related to the mark-up of inventory acquired in acquisitions; Excludes $4.3 million in Q2 2022 related to inventory revaluation adjustments Multiple Catalysts Propelling Growth in 2022 Ramping cultivation & Canopy expansion of 10x and Expanded product offerings Tripling canopy capacity in production capacity in ~1M 8 additional retail locations to with focus on CO2 and edibles Vineland & adding 1 retail sqft greenhouse in New York open in growing Virginia & operational improvements to be low-cost flower producer location in New Jersey as medical program, in advance will continue to drive growth and major supplier to adult use ramps in 2022 of adult use transition and profitability in Florida wholesale market Launched the state’s largest Increased product offerings Expanding branded product Ramping in newly opened and expanded cultivation in wholesale operation and distribution and Cannabist markets of Missouri, Utah & Ohio (4x canopy expansion) & opened 4 retail locations, with retail network, expanding West Virginia, will contribute 1 additional in development in Pennsylvania (adding ~170k product distribution in to margin expansion in 2022 West Virginia sqft total capacity) wholesale channels Steele, CO

11 11 PRIORITY GROWTH MARKETS Columbia Care in New York Columbia Care in New Jersey Columbia Care in Virginia $5B+ $3B+ $3B+ (1) (1) (1) Projected TAM Projected TAM Projected TAM 8 Retail Locations (4 Active, 4 In development) 12 Retail Locations (4 Active, 8 In Development) ~90k sqft Existing Cultivation & Production in Rochester ~147,765k sqft Existing Cultivation & Production 3 Retail Locations (2 Active, 1 In Development) and Phase 1 of Long Island greenhouse Capacity ~320k sqft Existing Cultivation & Production Capacity in ~910k sqft Additional Cultivation & Production Capacity Vineland, NJ ~30k sqft Additional Cultivation & Production Capacity in Riverhead, NY; First Harvest Completed in Dec 2021 MARKET UPDATES MARKET UPDATES MARKET UPDATES • On March 31, 2021 Legislation (S.854-A/A.1248-A) was signed, • New regulations in effect July 1, 2022 that will remove the state • Adult-use began at two Cannabist locations in April 2022, on the first legalizing adult-use cannabis and expanding medical marijuana; adult registration card process. Patients will be able to bring written day of New Jersey adult use sales in the state use expected in 2023 and regulator communicated the intent for certifications directly to dispensary, which is expected to facilitate a • Columbia Care is among the existing medical operators able to medical companies to wholesale to initial social equity retailers growth in rate of patient registrations operate up to 3 co-located retail locations, 2 cultivation facilities • Access to the medical cannabis program has expanded; whole • Adult-use sales awaiting final legislation with an official start date. providing up to 150k sqft of cultivation canopy cannabis flower entered market in October 2021 Legalizing possession and personal cultivation without providing for • Columbia Care recently expanded canopy with second cultivation legal commerce is increasing pressure on lawmakers to work across • Columbia Care is among existing Registered Organizations that will facility in Vineland and will open 1 additional retail location the aisle to put forth a plan for a retail market be able to operate up to 8 retail locations (5 medical + 3 co-located medical/adult-use) and remain vertically integrated• Flower introduced to the medical market in September 2021 1) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, Company estimates

12 12 EXPANSIVE RETAIL OPERATIONS (1) Active Retail Locations by Quarter 84 84 90 79 75 73 80 69 67 70 59 60 50 35 34 40 25 18 30 16 13 20 10 0 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Retail Highlights • Retail revenues increased 4% from Q1 2022• Completed Cannabist rebrand for our Chicago, IL, Vineland, NJ and Portsmouth, VA retail • Retail share of Columbia Care-house brand locations sales have increased to 49% of sales • 15 additional retail locations in development in • In April 2022, adult-use sales began at our New 2022 - VA: 8, WV: 1, NY: 4, NJ: 1 and MD: 1 Jersey retail locations 1) Active implies first sale made Note: Acquisition of Medicine Man closed November 1, 2021; Dispensary count as of August 15, 2022

13 13 CULTIVATION HIGHLIGHTS 56K+ 693K+ +10g Incremental Sqft Total Planned Sqft Increased Average Yield Added in Q2 2022 Incremental Capacity per Sqft (DWE per harvest) in Q2 Key Cultivation Upgrades & Expansions Market Status Notes Aurora, IL Steele, CO AZ Complete Polycarbonate panels on roof replaced for increase light efficiency LED installation to increase yield and efficiency 100% complete, awaiting approval for additional CA Complete cultivation capacity Completed all planned CAPEX spend/capital improvements in indoor Steele, CO facility. CO Complete Improvements to outdoor grow materializing with harvest that began in late Q3 MA Complete Upgrades to manufacturing and processing equipment, evaluating options for additional canopy Complete Cultivation operations for Phase I complete, subsequent phases ongoing in 2022 under review NY Phase I for construction of 50K sqft of second cultivation facility in Vineland II. First harvest expected Complete NJ in Q3 2022 Complete Phase I of incremental canopy construction completed Q1 2022 OH Complete Expansion of gLeaf cultivation facilities for 2022 phased approach PA VA Complete Construction of cultivation expansion to complete 1H 2022 WV Complete Cultivation operations began in July 2021 Arcadia, FL

14 14 LOW-COST CULTIVATION, EFFICIENT & SCALABLE PRODUCTION 32 facilities with +2 million sq. ft of cultivation and manufacturing capacity Jurisdiction Facility Count Total Size (sqft) Status Arizona 2 34,800 Operational California 2 81,600 Operational Colorado 6 185,253 Operational Delaware 1 20,000 Operational Florida 4 105,373 Operational Illinois 1 32,802 Operational Maryland 2 59,040 Operational Massachusetts 1 38,890 Operational (1) Missouri 1 12,630 Operational New Jersey 2 320,724 Operational 148,346 Operational New York 2 (2) 650,000 Under development Ohio 2 117,722 Operational 230,500 Operational Pennsylvania 1 43,500 Under development Virginia 2 147,765 Operational Washington DC 2 16,591 Operational West Virginia 1 39,293 Operational Total 32 2,284,379 1) Consultative services provided pursuant to the terms of a management services arrangement 2) Phase I of Riverhead, NY greenhouse facility is operational; first harvest was completed in December 2021

15 15 FINANCIAL HIGHLIGHTS (in US$ thousands) FY 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A 2022 Outlook P&L / Cash Flow Revenue 460,080 132,322 139,276 123,087 129,571 Topline: Adj. EBITDA 57,852 24,771 20,592 16,832 12,029 Mid-single digit growth Interest Expense 30,014 8,057 11,314 11,244 11,484 EBITDA Margin: Capital Expenditure 117,506 40,062 45,183 29,511 29,162 150-250bps growth per quarter Balance Sheet Cash 82,198 116,931 82,198 168,424 81,440 PP&E 339,692 258,885 339,692 355,968 373,877 Total Assets 1,376,512 1,372,490 1,376,512 1,482,443 1,420,465 Total Liabilities 825,689 810,784 825,689 952,743 892,496 Shareholder's Equity 550,823 561,706 550,823 529,700 527,969 Note: Results are reported in US GAAP

16 16 SECOND QUARTER 2022 STATE HIGHLIGHTS Top 5 Markets by Revenue: California, Colorado, Massachusetts, Pennsylvania, Virginia Top 5 Markets by Adjusted EBITDA: Maryland, Massachusetts, Ohio, Pennsylvania, Virginia Market Commentary • Experiencing high-quality product with exceptional yields and potency results: averaging potency over 30% THC, with some strains testing over 36% THC and 38% TAC California • Still experiencing a YoY decline in wholesale pricing, with abundance of wholesale material in the market • Together with Colorado, major driver for sequential decline in EBITDA margin • $6 million sequential decline in EBITDA in Q2, with wholesale under significant pressure; leveraging scale with market rationalization underway Colorado• Cultivation improvements generated 25% QoQ increase in g/sqft of useable flower, while costs decreased for harvested and packaged flower • Reduction of SKUs in effort to focus production on high demand / high margin products and increase throughput • Revenue +12% sequentially, Adj. EBITDA Margin increased ~300bps sequentially, with new product introductions and increased transactions Florida• Gross margin increased 200bps QoQ; additional initiatives underway to improve gross margin through the end of the year • 19% QoQ growth in g/sqft of useable flower • Jefferson Park expansion and Cannabist rebrand occurred during the quarter Illinois• Adult-use revenue continues to increase; ~400bps improvement in gross margin QoQ • Recent approval of 185 social equity dispensary licenses should spur growth of wholesale opportunity • Gross margin improved ~200bps sequentially; trendline for increasing cultivation productivity is intact; strong automation and process throughout Massachusetts the manufacturing facility • New product introductions in Boston and launch of additional brands to benefit retail and wholesale

17 17 SECOND QUARTER 2022 STATE HIGHLIGHTS Top 5 Markets by Revenue: California, Colorado, Massachusetts, Pennsylvania, Virginia Top 5 Markets by Adjusted EBITDA: Maryland, Massachusetts, Ohio, Pennsylvania, Virginia Market Commentary • Adult-use sales began on 4/21/22 at two existing dispensaries; Vineland II cultivation approved May 2022 • Revenue +300% vs 2021, +100% vs Q1 2022, as adult-use ramps and wholesale market develops, with new supply coming online soon New Jersey • Phase 1 of Vineland II expansion is complete and being populated; first harvest is expected in Q3 2022 • Ramp up of cultivation at Riverhead cultivation facility; approximately 300bps improvement in gross margin sequentially • Demand for distillate driving wholesale expectations for the remainder of the year New York • Launched pre-rolls in August 2022, the first medical cannabis provider to offer pre-rolls in the state • Monthly dispensary transactions up YoY, attributed to growth of state program Ohio• New equipment installed in Mt. Orab facility during Q2 allowed for maximum available biomass to be processed • Mt. Orab expansion completed, allowing the introduction of new cultivars and the capacity to support production of new brands • Strong wholesale sales in Q2, contributed to 11% increase in Company wholesale in Q2 Pennsylvania• Additional 174K sqft of cultivation capacity under development, expected to be completed in 2022 • Launched Tyson 2.0 and Classix brands in market • Revenue +12.5% QoQ, and nearly 200% YoY; continued growth in number of transactions Virginia• Automated flower packaging established, which will allow for up to 30x packaging speed for flower • New regulation changes will allow for better formulated products in Q3 2022 and the addition of new SKUs, as well as new patient growth • Revenue +300% QoQ, gross margin increased significantly; Columbia Care is largest wholesale provider in the state • Began R&D and production of concentrates, expected to launch in Q3 2022 West Virginia • Patient count currently growing at ~1,000 patients per month

18 Tempe, AZ

19 CANNABIST EXPANSION Columbia Care’s new retail storefront experience is centered on making shopping simple and approachable for the vast range of experience levels as cannabis use is normalized and legalized across the U.S., with knowledgeable staff and technology-enhanced interaction. 31 Cannabist Locations Open to Date • Tempe, AZ• Deptford, NJ• Brooklyn, NY • San Diego, CA• Hermann, MO• St. Albans, WV • Villa Park, IL• All 14 FL locations• Morgantown, WV • Lowell, MA• Virginia Beach, VA• Chicago, IL • Springville, UT• Williamstown, WV• Vineland, NJ • Boston, MA• Beckley, WV• Portsmouth, VA Near-term Pipeline 1 West Virginia location Early Insights - Cannabist Rebrand Impact (1) Villa Park, IL Case Study • +15% increase in revenue • +19% increase in number of transactions • Top 3 all-time highest weekly sales occurred since rebrand 1) Comparison of first 7 full weeks of operation as Cannabist to prior 7 weeks of operation prior to rebrand

20 BUILDING NATIONAL BRAND AND PRODUCT PORTFOLIO Growing our proprietary brand footprint through expanded market penetration and wholesale reach In-house brands accounted for 69% of all flower sold at Columbia Care owned dispensaries in Q2 Wholesale SKU distribution expanded to 14 markets in 2021 Columbia Care house brands are currently available in 16 markets, expected to reach all operational markets by Q3 2022 Columbia Care currently has 55 different product categories across its house brands

21 21 AWARD-WINNING PRODUCTS & SERVICES High Times Cannabis Cup Illinois 2021 st • Hybrid Flower 1 Place: Triple 7, Rainbow Runtz nd • Indica Flower 2 Place: Seed & Strain, Velvet Glove • Pre-Roll 2nd Place: Seed & Strain, Cherry Chem rd • Sativa Flower 3 Place: Triple 7, Tropical Runtz High Times Cannabis Cup California 2022 nd • Sativa Flower 2 Place: Triple 7, Super Boof rd • Indica Flower 3 Place: Triple 7, Pancakes #7 Clio Cannabis Awards 2021 • Clio Cannabis Bronze Award: Forage, Digital/Mobile E-Commerce Category WEEDCon 2021 Harvest Cup • Best Flower - Hybrid: Triple 7, Peanut Butter Breath MarCom 2021 MarCom 2021 • Gold Award: Forage, Mobile Buying Experience Category • Gold Award: Forage, Mobile Buying Experience Category • Platinum Award: Cannabist, Branding Refresh Category • Platinum Award: Cannabist, Branding Refresh Category

22 ROOTED IN LAND & HARVESTED BY HAND Upscale yet accessible, Seed & Strain is the most widely distributed brand across the entire portfolio Seed & Strain demonstrated a 28% QoQ increase across all categories and a 4% increase QoQ among all brands of all flower brands sold at Columbia Care affiliated retail locations. In Q2 2022, Seed & Strain entered MO, UT and CO, bringing its total state footprint to 13 markets By year-end 2022, Seed & Strain will be available in 15 markets

23 Our Cannabis is at the uppermost end of the quality spectrum, and our strains are unwavering in consistency. We’ve gone above and beyond the highest industry standards to cultivate the best strains that deliver every time. Our ultra-premium brand has national penetration and is now available in 6 markets with 3 additional planned by Q3 2022 In the markets where available, 6 of the top 10 flower products sold by revenue are Triple Seven Triple Seven has won multiple awards in the Illinois High Times Cannabis st rd Cup, including 1 Place Hybrid Flower and 3 Place Sativa Flower, and the nd California High Times Cannabis Cup, including 2 place Sativa Flower and rd 3 Place Indica Flower

24 AMPLIFY TODAY Classix is our every day, timeless lifestyle brand that celebrates incredible cannabis moments shared with friends Classix is now available in 14 markets, with additional states expected in 2022. Classix successfully launched in 5 markets (AZ, MA, IL, DE, & NJ), and represented the single largest launch week for a brand in Columbia Care history totaling 12% of all sales on day 1, and 14% of all sales after the first week*. The launch of Classix also marked industry's widest multi- state flower brand launch in a single day In Q2 2022, Classix generated 38% revenue growth QoQ *Note: For markets in which the product is available

25 TYSON IS BACK. Tyson 2.0 is an extraordinary balance of premium and affordable, full-spectrum cannabis flower, concentrates, and consumables available at retailers nationwide. Tyson 2.0 launched with Columbia Care as its exclusive national cultivation and manufacturing partner Tyson 2.0 currently offers 3.5g flower, a 0.5g pre-roll and 28g flower and is sold through both our wholesale and retail channels Tyson 2.0 launched in December 2021 and is currently available in 10 Columbia Care markets: AZ, CA, CO, DE, DC, MD, PA, IL, MA and OH. We expect to introduce Tyson 2.0 to additional markets in 2022 In Q2 2022, Tyson 2.0 saw 15% revenue growth QoQ, with whole flower accounting for 86% of Q2 sales

26 Formulations crafted by connoisseurs Vibes crafted by you AMBER is now available in seven markets (AZ, CA, CO, MA, NJ, DE and DC), and accounted for 60% of vape sales and 40% of concentrate sales in Q2 2022 California launched AMBER Diamonds and Live Sauce, two elevated concentrates that will situate AMBER as a sophisticated concentrates brand Our customers have nominated AMBER for San Diego’s Best Concentrate 2022. We expect to release AMBER in additional markets in 2022

27 BRAND PARTNERSHIPS Launching new product lines and strategic partnerships • Committed to partnering with brands that have built engaged communities and loyal customer bases, we have product lines and strategic partnerships with Pitbull and Mike Tyson, as well as partnerships with the Professional Fighters League (PFL) and UFC Champion Julianna Peña • 2022 marks Columbia Care’s second year as the exclusive Cannabis / CBD sponsor of the PFL, which is aired in prime time in the U.S. on ESPN and ESPN+

28 A RETAIL PLATFORM BUILT FOR CONTINUOUS INNOVATION How do you want to feel today? Technology and efficiency innovation will continue to heighten the in-store and at-home shopping experience at Cannabist and create an all-encompassing ecosystem from home to dispensary and online Forage is our award-winning online cannabis discovery tool that matches strain and product recommendations to how you want to feel. We are the first cannabis company to bring a technology solution like this to the market that offers a truly unique consumer experience Since the launch of Forage in June 2021, we have seen increased adoption on mobile and in the way the product is being leveraged in stores. We are continuing to explore opportunities around branded advertising and engaging content Footnote

29 Stash Cash app offers a streamlined shopping experience to build and track loyalty rewards, shop from anywhere and discover new products. Stash Cash has features that allow Earn rewards for enjoying cannabis. The Stash Cash app is a platform for users to set their favorite dispensary and It doesn’t get any simpler than that. customers to build loyalty rewards, shop shop, earn and redeem points for Build your stash, save your cash from anywhere and discover new purchases made, discover new products products using Forage, connect via social media CANNABIS REWARDED and much more Footer

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